UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2025

TAKE-TWO INTERACTIVE SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34003	51-0350842
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

110 West 44th Street, New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (646) 536-2842

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	TTWO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

Effective September 10, 2025, senior management and certain members of the Board of Directors of Take-Two Interactive Software, Inc. (the “Company”) will begin using the materials included in Exhibit 99.1 to this report (the “Investor Presentation”) in connection with presentations to existing shareholders of the Company.

The Investor Presentation is incorporated into this Item 8.01 by reference.

Cautionary Note Regarding Forward-Looking Statements

The statements contained in the Investor Presentation in Exhibit 99.1 which are not historical facts, including statements relating to Take-Two Interactive Software, Inc.’s (“Take-Two,” the “Company,” “we,” “us,” or similar pronouns) outlook, are considered forward-looking statements under federal securities laws and may be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “should,” “will,” or words of similar meaning and include, but are not limited to, statements regarding the outlook for our future business and financial performance. Such forward-looking statements are based on the current beliefs of our management as well as assumptions made by and information currently available to them, which are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Actual outcomes and results may vary materially from these forward-looking statements based on a variety of risks and uncertainties including risks relating to the timely release and significant market acceptance of our games; the risks of conducting business internationally, including as a result of unforeseen geopolitical events; the impact of changes in interest rates by the Federal Reserve and other central banks, including on our short-term investment portfolio; the impact of inflation; volatility in foreign currency exchange rates; our dependence on key management and product development personnel; our dependence on our NBA 2K and Grand Theft Auto products and our ability to develop other hit titles; our ability to leverage opportunities on PlayStation®5 and Xbox Series X|S; factors affecting our mobile business, such as player acquisition costs; and the ability to maintain acceptable pricing levels on our games; and other risks included herein; as well as, but not limited to, the risks and uncertainties discussed under the heading “Risk Factors” included in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended March 31, 2025; and our other periodic filings with the Securities and Exchange Commission. All forward-looking statements are qualified by these cautionary statements and speak only as of the date they are made. We undertake no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

99.1	Investor presentation materials to be used beginning September 10, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAKE-TWO INTERACTIVE SOFTWARE, INC.
(Registrant)

By:	/s/ Matthew Breitman
Matthew Breitman
Senior Vice President, General Counsel Americas & Corporate Secretary

Date: September 10, 2025

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TAKE-TWO INTERACTIVE SOFTWARE, INC. (NASDAQ: TTWO) September 2025 Exhibit 99.1

The statements contained herein, which are not historical facts, including statements relating to Take-Two Interactive Software, Inc.'s ("Take-Two," the "Company," "we," "us," or similar pronouns) outlook, are considered forward-looking statements under federal securities laws and may be identified by words such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "potential," "predicts," "projects," "seeks," "should," "will," or words of similar meaning and include, but are not limited to, statements regarding the outlook for our future business and financial performance. Such forward-looking statements are based on the current beliefs of our management as well as assumptions made by and information currently available to them, which are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Actual outcomes and results may vary materially from these forward-looking statements based on a variety of risks and uncertainties including risks relating to the timely release and significant market acceptance of our games; the risks of conducting business internationally, including as a result of unforeseen geopolitical events; the impact of changes in interest rates by the Federal Reserve and other central banks, including on our short-term investment portfolio; the impact of inflation; volatility in foreign currency exchange rates; our dependence on key management and product development personnel; our dependence on our NBA 2K and Grand Theft Auto products and our ability to develop other hit titles; our ability to leverage opportunities on PlayStation®5 and Xbox Series X|S; factors affecting our mobile business, such as player acquisition costs; and the ability to maintain acceptable pricing levels on our games. Other important factors and information are contained in the Company's most recent Annual Report on Form 10-K, including the risks summarized in the section entitled "Risk Factors," the Company’s most recent Quarterly Report on Form 10-Q, and the Company's other periodic filings with the SEC, which can be accessed at www.take2games.com. All forward-looking statements are qualified by these cautionary statements and apply only as of the date they are made. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise. Cautionary Note: Forward-Looking Statements

Q1 FY2026 Performance Update We continue to execute our proven strategy, which is to create hit entertainment experiences delivered on every platform relevant to our audience through a variety of sound business models Q1 FY2026 Financial and Operating Results Net Revenue $1.50B % of Net Revenue by Platform Console, PC and Other: 47% Mobile: 53% Net Bookings $1.42B Recurrent Consumer Spending (virtual currency, add-on content, and in-game purchases) 84% of Net Revenue 288% 225% 714% Delivering Long-Term Shareholder Value Comparison of 10 Year Cumulative TSR Through March 31, 2025(1) Take-Two Interactive Software, Inc. NASDAQ Composite S&P 500 FactSet. Graph assumes $100 was invested on March 31, 2015, in the applicable stock or index and that all dividends were reinvested.

Strongest Development Pipeline in Take-Two's History

Take-Two is set to deliver the most ambitious pipeline in its history, which we believe will unlock a new record level of scale as well as enhanced profitability




CIVILIZATION VII


BORDERLANDS 4

TITLES ANNOUNCED TO-DATE FY 2026 – FY 2028[1]	
21 **Immersive Core**	• *Mafia: The Old Country* (2K) – Launched August 8, 2025 • *NBA 2K26* (2K) – Launched September 5, 2025 • *Borderlands 4* (2K) – Launching September 12, 2025 • *WWE 2K26* (2K) – Launching Fiscal 2026 • *Grand Theft Auto VI* (Rockstar Games) – Launching May 26, 2026 • *Judas* (Ghost Story Games) – TBA • *Project ETHOS* (31st Union) – TBA
9 **Mobile[2] (currently scheduled for worldwide launch)**	• *WWE 2K Mobile* for Netflix (2K) – Launching Fall 2025 • *CSR 3* (Zynga) – TBA
8 **New Iterations of Previously Released Titles**	• *Civilization VII* for Meta Quest VR (2K) – Launched April 10, 2025 • *Civilization VII* for Switch 2 (2K) – Launched June 5, 2025 • *Borderlands 4* for Switch 2 (2K) – Launching October 3, 2025

These titles are a snapshot of our current development pipeline. It is likely that some of these titles will not be developed through completion, that launch timing may change, and that we will also be adding new titles to our slate. Independent titles have been removed following our sale of Private Division.

(1) FY26-28 release estimates provided as of May 15, 2025.
(2) Mobile count only includes titles in our plans for worldwide launch and excludes hyper-casual games.

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Highly Qualified and Diverse Board

Our Board routinely reviews its composition and thoughtfully rotates its leadership and committee roles to balance new perspectives with institutional knowledge

Strauss Zelnick
Chairman and CEO



Extensive career in executive leadership positions in the media and entertainment industry

Michael Dornemann



Executive leadership, management, marketing, and consulting experience in media and entertainment industry

William "Bing" Gordon*



Extensive leadership and entrepreneurial experience with emerging technologies and consumer-focused product development

Roland Hernandez



International business and financial experience and deep expertise in retail and media sectors

J Moses
*Corporate Governance Committee Chair **



Deep experience in, and understanding of, the interactive entertainment industry and its global opportunities

Michael Sheresky
Compensation Committee Chair



Talent management and entertainment industry experience

Ellen Siminoff



Deep knowledge of consumer trends with expertise in marketing and advertising

LaVerne Srinivasan
Lead Independent Director



Strong leadership skills and extensive experience leveraging technology in the education and entertainment industries

Susan Tolson
Audit Committee Chair



Significant experience in entertainment and financial/investment matters

Paul Viera



Deep financial and operational experience as an executive and investor

As a result of its regular succession planning and refreshment reviews, the Board will rotate the role of Corporate Governance Committee Chair effective after the 2025 Annual Meeting, with Mr. Hernandez succeeding Mr. Moses in the role

Board Composition

Independent


90%
Independent

Age


2
70s
2
50s
~66
(on Average)
6
60s

Diversity(2)


30%
Ethnically
Diverse
50%
of the board
is ethnically
and/or
gender
diverse
30%
Women

2 DIRECTORS
(20% OF THE BOARD) ADDED OVER THE LAST 4 YEARS

T2

Refer to our 2025 Proxy Statement for additional detail.

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Overview of Skillsets Enabling Strong Oversight

Each of our directors is highly qualified and brings a variety of skills and experiences that enable the Board to effectively oversee management's execution of strategy

Skill/Experience[1]	M. Dornemann	W. "Bing" Gordon	R. Hernandez	J. Moses	M. Sheresky	E. Siminoff	L. Srinivasan	S. Tolson	P. Viera	S. Zelnick
Consumer & Marketing Insight	✓	✓	✓	✓	✓	✓	✓	✓		✓
Corporate Governance & Sustainability	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Education Experience		✓				✓	✓			
Entertainment & Media Expertise	✓	✓	✓	✓	✓	✓	✓	✓		✓
Financials & Investment Experience	✓	✓	✓			✓		✓	✓	✓
Global Business Operations	✓		✓	✓				✓	✓	✓
Human Capital Management Experience	✓	✓	✓		✓		✓		✓	✓
Executive Leadership	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Regulatory & Governmental Experience							✓		✓	
Risk Management Experience			✓	✓	✓	✓		✓	✓	✓
Strategy and Growth	✓	✓	✓	✓	✓		✓	✓	✓	✓
Technology		✓		✓	✓	✓			✓	✓

Refer to our 2025 Proxy Statement for additional detail.

(1) Information as of July 28, 2025. A "✓" in the chart indicates a specific area of focus or expertise that is particularly relevant to a director's service on our Board. The absence of a "✓" does not mean that a director does not also possess meaningful experience or skill in that area.

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Compensation Component % Linked to Performance Delivery Form Performance Link Performance Measurement/ Vesting Period Annual Management Fee / Annual Base Salary(1) -- Cash -- -- Annual Incentive 100% Cash Adjusted EBITDA 1 Year Long-Term Incentive (Equity Grants) 67% at target 80% at maximum Performance-Based Awards 75% Relative TSR Performance 25% Recurrent Consumer Spending Performance 3-Year Measurement Period 3-Year Cliff Vest Time-Based Awards -- 3-Year Ratable Vesting for ZMC Executives 4-Year Ratable Vesting for Non-ZMC NEOs Fiscal 2025 Compensation to All NEOs The performance-based nature of our compensation plan creates a strong link between our executives’ compensation and Company performance Executive Compensation Program Overview At maximum, 80% of the long-term incentive under both the ZMC Management Agreement and for NEOs is linked to performance 2022 ZMC Management Agreement Implements Best Practices Informed by Shareholder Feedback Majority of compensation is at-risk (80%) Majority of compensation is delivered in performance-based equity (67%) Three-year measurement and vesting periods for performance-based equity Three-year vesting period for time-based RSUs Rigorous relative TSR performance threshold requiring at least 40th percentile performance to commence vesting Annual management fee applicable to ZMC executives, while annual base salary applies to non-ZMC NEOs.

One of our most important assets is our people, and we are constantly focused on our teams – their success, structure, and needs Focus on Human Capital Management Statistics as of March 31, 2025. 12,928 full-time employees 78% of employees are focused on product development Provide multiple outlets for colleagues to voice their views and ideas, including global town halls, pulse surveys, culture assessments, employee resource groups, qualities and values workshops, and open-door policy Our global Talent Development teams offer an array of professional training programs, including through e-learning platforms Performance management process centers on open communication, clear expectations, and the tracking of progress against objectives Offer our highly creative employees expansive benefits packages to meet diverse needs Design our employee compensation and benefits programs to attract, retain, motivate, and reward top talent operating in a highly competitive and technically sophisticated industry Employee Experience

To attract, retain, and motivate top creative talent in a competitive market, we are requesting to increase the share reserve under our Stock Incentive Plan and extend its term Stock Incentive Plan Supports our Business Objectives Equity is critical to executing Take-Two’s long-term strategy As we execute on our robust pipeline, it is imperative to continue to incentivize our creative talent with equity and to align their interests with the Company’s shareholders Our broad use of equity throughout Take-Two, including beyond the executive level, is a strategic advantage and vital to our ownership culture, as evidenced by 90% of our full-time employees being eligible to participate in the 2017 Plan Equity awards have primarily been used to incentivize and retain employees at our labels, with 63% of shares granted being awarded to our labels in fiscal 2025 Annual limits on certain awards to individual participants Non-liberal recycling of shares used to satisfy tax withholding obligations or as payment for the exercise price or base price for stock options and SARs No evergreen provision for share reserve No dividends or dividend equivalents on unvested awards Annual compensation limits for non-employee directors Minimum vesting periods for certain awards No repricing of underwater stock options or SARs without shareholder approval No discounted stock options or SARs Clawback provisions Non-liberal definition of change in control No automatic grants Double-trigger acceleration of equity vesting in change of control Careful management of share usage, with an average burn rate of only 1.29% per year over the last three fiscal years; proposed addition of 5.2 million shares represent 2.8% of our outstanding shares of common stock as of June 30, 2025 Take-Two’s Stock Incentive Plan is designed to protect shareholder interests

To grow our scale and enhance our margins over the long-term, we have significantly expanded our development staff headcount to support our pipeline, which is the strongest and most diverse in our company’s history Expanded Development Capacity DEVELOPMENT STUDIO STAFF HEADCOUNT(1) As of March 31 each year. Includes additional development headcount following Zynga combination

We Request Your Support at the 2025 Annual Meeting Our Board of Directors Recommends a Vote “FOR” Each of These Proposals 1. Election of 10 directors ü FOR 2. Approval on an advisory basis of the compensation of our NEOs ü FOR 3. Approval of an amendment and restatement of the Amended and Restated 2017 Stock Incentive Plan ü FOR 4. Ratification of the appointment of Ernst & Young LLP as our independent registered accounting firm for fiscal 2026 ü FOR

THANK YOU